Exhibit 99.1

Deloitte & Touche LLP
3000 Scotia Center
700 Second Street S.W.
Calgary AB T2P 0S7
Canada

Tel: 403-267-1700
Fax: 403-264-2871
www.deloitte.ca
February 14, 2008
NUCRYST Pharmaceuticals Corp.
Mr. Eliot M. Lurier, CPA
Vice President Finance and Administration
NUCRYST Pharmaceuticals Corp.
50 Audubon Road, Suite B
Wakefield MA 01880
Consent of Independent Registered Chartered Accountants
To: NUCRYST Pharmaceuticals Corp.:
We consent to the use of our audit report dated February 11, 2008 to the shareholders of NUCRYST Pharmaceuticals Corp. (the “Company”) on the consolidated financial statements of the Company comprising the consolidated balance sheets of the Company as at December 31, 2007 and 2006 and the consolidated statements of operations, shareholders’ equity and cash flow for each of the years in the three-year period ended December 31, 2007, to be filed with securities regulatory authorities on SEDAR on February 14, 2008.
We have performed only limited procedures, including enquiries of the Company’s management with respect to events occurring between the date of our audit report and the date of this consent. We have not performed any procedures subsequent to the date of this consent.
This consent is provided to the Company for use solely in connection with the above filing of these financial statements on the above date. We expressly do not consent to any other use, or to the release (as such term is defined in section 138 of the Securities Act (Ontario)), by the Company or any other person, of the audit report. If the audit report is proposed to be used for any other purpose or otherwise released, a further consent in writing is required from us. If a further consent is requested, we will, subject to being retained for that purpose, undertake such additional procedures as are required by professional standards to enable us to determine whether we can furnish the further consent and, if we are able to do so, we will.
Yours truly,

Chartered Accountants
February 14, 2008

Member of
Deloitte Touche Tohmatsu

Report of Independent Registered Chartered Accountants
To the Board of Directors and Shareholders of
NUCRYST Pharmaceuticals Corp.
We have audited the consolidated balance sheets of NUCRYST Pharmaceuticals Corp. as at December 31, 2007 and 2006 and the consolidated statements of operations, shareholders’ equity and cash flow for each of the years in the three-year period ended December 31, 2007. These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with Canadian generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of NUCRYST Pharmaceuticals Corp. as at December 31, 2007 and 2006 and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2007 in accordance with accounting principles generally accepted in the United States of America.
The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Independent Registered Chartered Accountants
Calgary, Canada
February 11, 2008

Comments by Independent Registered Chartered Accountants on Canada — United States of America Reporting Difference
The standards of the Public Company Accounting Oversight Board (United States) require the addition of an explanatory paragraph when there are changes in accounting principles that have a material effect on the comparability of the Corporation’s financial statements, such as the change described in Note 2(p) to the consolidated financial statements, and change in accounting principles that have been implemented in the financial statements, such as the change described in Note 2(s) to the consolidated financial statements. Although we conducted our audits in accordance with both Canadian generally accepted accounting standards and the standards of the Public Company Accounting Oversight Board (United States), our report to the Board of Directors and Shareholders, dated February 7, 2008, is expressed in accordance with Canadian reporting standards which do not require a reference to such changes in accounting principles in the auditors’ report when the changes are properly accounted for and adequately disclosed in the financial statements.

Independent Registered Chartered Accountants
Calgary, Canada
February 11, 2008

Deloitte & Touche LLP
3000 Scotia Center
700 Second Street S.W.
Calgary AB T2P 0S7
Canada

Tel: (403) 267-1700
Fax: (403) 264-2871
www.deloitte.ca
February 11, 2008
To the Members of the Audit Committee
NUCRYST Pharmaceuticals Corp.
10102 114 Street
Fort Saskatchewan AB T8L 3W4
Dear Audit Committee Members:
We have audited the consolidated financial statements (the “financial statements”) of NUCRYST Pharmaceuticals Corp. (the “Corporation”) for the year ended December 31, 2007 and have issued our report thereon dated February 11, 2008.
Under the Securities Exchange Commission (“SEC”) Regulation S-X, Rule 2-07, any auditor’s report that is included or incorporated by reference in a client’s periodic report filed with the SEC on or after May 6, 2003 should only be included in such periodic report after certain matters are communicated to the audit committee, otherwise the auditor’s independence will be impaired.
Professional standards in Canada and the United States of America require that we communicate at least annually with you regarding all relationships between Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively the “Deloitte Entities”) and the Corporation that, in our professional judgment, may reasonably be thought to bear on our independence. We have prepared the following comments to facilitate our discussion with you regarding independence matters arising since February 6, 2007, the date of our last letter (issued to the members of the Board of Directors of NUCRYST Pharmaceuticals Corp.).
In determining which relationships to report, these standards require us to consider relevant rules and related interpretations prescribed by the appropriate provincial institute/ordre and applicable legislation, covering such matters as:
(a)	holding a financial interest, either directly or indirectly, in a client;

(b)	holding a position, either directly or indirectly, that gives the right or responsibility to exert significant influence over the financial or accounting policies of a client;

(c)	personal or business relationships of immediate family, close relatives, partners or retired partners, either directly or indirectly, with a client;

(d)	economic dependence on a client; and

(e)	provision of services in addition to the audit engagement.

Member of
Deloitte Touche Tohmatsu

NUCRYST Pharmaceuticals Corp.
February 11, 2008

Since the Corporation is registered with the U.S. Securities and Exchange Commission, we must also consider additional requirements for independence of auditors contained in relevant legislation and standards of professional conduct in the United States.
We are not aware of any relationships between the Corporation and our Deloitte Entities that, in our professional judgment, may reasonably be thought to bear on independence, that have occurred from February 6, 2007 to February 11, 2008.
Canadian generally accepted auditing standards require that we confirm our independence to the audit committee in the context of the Rules of Professional Conduct of the Institute of Chartered Accountants of Alberta. Accordingly, we hereby confirm that we are independent with respect to the Corporation within the meaning of the Rules of Professional Conduct of the Institute of Chartered Accountants of Alberta as of February 11, 2008.
We hereby confirm that as of February 11, 2008, we are independent accountants with respect to the Corporation, within the meaning of the Securities Acts administered by the Securities and Exchange Commission and the requirements of the Independence Standards Board.
Other matters
We have prepared the following comments to assist you in fulfilling your obligation to oversee the financial reporting and disclosure process for which management of the Corporation is responsible.
Our responsibility under generally accepted auditing standards and the standards of the public company accounting oversight board
Our responsibility under generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board has been described to you in our engagement letter dated August 8, 2007. As described in that letter, those standards require, among other things, that we obtain an understanding of the Corporation’s internal control sufficient to plan the audit and to determine the nature, timing and extent of audit procedures to be performed. We plan to issue a separate management letter to you containing our comments on the Corporation’s internal controls.
Management judgments and accounting estimates
Accounting estimates are an integral part of the financial statements prepared by management and are based on management’s current judgments. Those judgments are normally based on knowledge and experience about past and current events and on assumptions about future events. Significant accounting estimates reflected in the Corporation’s December 31, 2007 consolidated financial statements include the useful lives of capital assets and intangible assets, inventory valuation, fair value of stock-based compensation, financial instrument valuation, uncertain tax positions and the valuation allowance against deferred tax assets.
During the year ended December 31, 2007, we are not aware of any significant changes in accounting estimates or in management’s judgments relating to such estimates except for uncertain tax positions which was a new standard adopted for the year ended December 31, 2007.

NUCRYST Pharmaceuticals Corp.
February 11, 2008

Audit adjustments
For purposes of this letter, an audit adjustment, whether or not recorded by the entity, is a proposed correction of the financial statements that, in the auditor’s judgment, may not have been detected except through the auditing procedures performed.
Our audit was designed to obtain reasonable, rather than absolute assurance about whether the financial statements are free of material misstatement, whether caused by error or fraud. All proposed audit adjustments (whether or not recorded) were reviewed with management and were determined, individually or in the aggregate, not to have a significant effect on the financial reporting process.
Inventory was tested using statistical or other sampling techniques and certain errors in recording inventory as of December 31, 2007 were found in the sample items selected. The effect of the known errors identified was nominal.
Significant accounting policies
The Corporation’s significant accounting policies are set forth in Note 2 to the Corporation’s December 31, 2007 consolidated financial statements. During the year ended December 31, 2007, there were no significant changes in previously adopted accounting policies or their application other than the implementation of FIN 48, “Accounting for Uncertainty in Income Taxes.”
Critical accounting policies and practices
Critical accounting policies are those that are both most important to the portrayal of the Corporation’s financial condition and results and require management’s most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain. The rules and regulations of the U.S. Securities and Exchange Commission require all critical accounting policies and practices to be disclosed in the Management’s Discussion and Analysis section of the Corporation’s annual report on Form 10-K.
The Corporation’s critical accounting policies and practices are included in the Management’s Discussion and Analysis section of the Corporation’s annual report on Form 10-K.
Alternative accounting treatments
We had no discussions with management regarding alternative accounting treatments within accounting principles generally accepted in the United States of America for policies and practices related to material items, including recognition, measurement and disclosure considerations related to the accounting for specific transactions as well as general accounting policies, related to the year ended December 31, 2007.
Other information in the annual reports to shareholders and on form 10-k
When audited financial statements are included in documents containing other information, such as the Corporation’s Annual Reports to Shareholders and on the Form 10-K, we will read such other information and consider whether it, or the manner of its presentation, is materially inconsistent with the information, or the manner of its presentation, in the financial statements audited by us. We will read the other information on the Corporation’s Annual Reports to Shareholders and Form 10-K and inquire as to the methods of measurement and presentation of such information when it is available. If we note a material inconsistency, or if we obtain any knowledge of a material misstatement of fact in the other information, we will discuss this matter with management and, if appropriate, with the Audit Committee.

NUCRYST Pharmaceuticals Corp.
February 11, 2008

Disagreements with management
We have not had any disagreements with management related to matters that are material to the Corporation’s December 31, 2007 consolidated financial statements.
Consultation with other accountants
We are not aware of any consultations that management may have had with other accountants about auditing and accounting matters during 2007.
Major issues discussed with management prior to retention
Throughout the year, routine discussions regarding the application of accounting principles or auditing standards were held with management in connection with transactions that have occurred, transactions that are contemplated, or reassessment of current circumstances. In our judgment, such discussions were not held in connection with our retention as auditors.
Difficulties encountered in performing the audit
In our judgment, we received the full cooperation of the Corporation’s management and staff and had unrestricted access to the Corporation’s senior management in the performance of our audit.
Other material written communication
Other material written communications between management and us related to the audit for the year ended December 31, 2007 include the engagement letter dated August 8, 2007, management representations letter dated February 11, 2008 and our management letter containing our comments on the Corporation’s internal controls which we will issue subsequent to the completion of the audit, a copy of which will be provided to the Chairman of the audit committee.
Fees
The total fees charged to the Corporation for audit and audit related services were CDN $229,062 and for non-audit services were CDN $59,895 during the period from February 6, 2007 to February 11, 2008. Fees for non-audit services relate to tax compliance and tax consulting services.
Appendix A provides an analysis and includes all of our services according to the types of services and dollar ranges agreed with you.
This letter is intended solely for the information and use of the Audit Committee of the Board of Directors, management and others within the Corporation and is not intended to be and should not be used by anyone other than these specified parties.
We look forward to discussing with you the matters addressed in this letter, as well as other matters that may be of interest to you at our meeting on February 13, 2008. We will be prepared to discuss any questions you may have regarding our independence, as well as other matters.
Yours truly,

Chartered Accountants

Listing of Services and Fees Provided During the Past Year (Canadian Dollars)		Appendix

Audit Services

Audit (December 31, 2007 consolidated financial statements of NUCRYST Pharmaceuticals Corp.) in accordance with U.S. GAAP and U.S. GAAS and denominated in U.S. dollars	$128,790
Review of 10K, Annual Report, Auditors’ Consent and procedures required under AuG 44 (December 31, 2006)	6,360
Reviews of quarterly consolidated financial statements (2007)	52,470
Consultation, research, advice and additional audit work with respect to various transactions, accounting and auditing issues during the year ended December 31, 2007	37,100
Canadian Public Accountability Board charge	4,342

Total Audit Services		$229,062
Tax Services
Tax compliance	13,589
Tax consulting	46,306

Total Tax Services		59,895

Total Services		$288,957

NUCRYST Pharmaceuticals Corp.
Consolidated Balance Sheets

	December 31	December 31
(thousands of U.S. dollars, except share data)	2007	2006

ASSETS

Current
Cash and cash equivalents	$17,841	$18,926
Accounts receivable — net (note 4)	14,924	7,041
Inventories (note 5)	4,426	7,297
Other	427	327

	37,618	33,591

Restricted cash (note 2g)	140	135
Capital assets — net (note 6)	12,734	11,350
Intangible assets — net (note 7)	807	816

	$51,299	$45,892

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current
Accounts payable and accrued liabilities (note 8)	$3,650	$2,261
Accounts payable and accrued liabilities to related party (note 12)	67	45
Deferred lease inducement (note 2m)	111	—

	3,828	2,306

Long term deferred lease inducement (note 2m)	726	—

	4,554	2,306

Guarantees (note 13)
Commitments (note 14)

Shareholders’ equity
Common shares no par value, unlimited shares authorized:
issued and outstanding — 18,367,563 and 18,309,613 shares at December 31, 2007 and 2006, respectively (note 10)	82,776	82,672
Additional paid-in capital	1,511	482
Accumulated other comprehensive income (loss) (note 2d)	557	(5,490)
Accumulated deficit	(38,099)	(34,078)

Total shareholders’ equity	46,745	43,586

	$51,299	$45,892

The accompanying notes are an integral part of these consolidated financial statements.

/s/ Thomas E. Gardner	/s/ Barry M. Heck
Thomas E. Gardner	Barry M. Heck

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NUCRYST Pharmaceuticals Corp.
Consolidated Statements of Operations

	Year Ended	Year Ended	Year Ended
	December 31	December 31	December 31
(thousands of U.S. dollars except share and per share data)	2007	2006	2005

Revenue
Wound care product revenue (note 3)	$20,092	$24,369	$18,636
Milestone revenue (note 3)	10,000	—	5,000

	30,092	24,369	23,636

Costs
Manufacturing (note 6)	14,477	16,053	10,015
Research and development (note 6)	6,303	11,162	8,520
General and administrative	9,067	6,723	3,945
Depreciation and amortization (note 6)	355	430	300
Write down of capital assets (note 6)	1,173	1,049	—

(Loss) income from operations	(1,283)	(11,048)	856

Foreign exchange (loss) gain	(3,283)	(298)	193
Interest income	685	1,123	12
Interest expense (note 9)	—	(310)	(3,540)

Loss before income taxes and cumulative effect of a change in accounting principle	(3,881)	(10,533)	(2,479)
Current income tax (expense) recovery (note 11)	(140)	41	(162)

Loss before cumulative effect of a change in accounting principle	(4,021)	(10,492)	(2,641)
Cumulative effect of a change in accounting principle (note 2p)	—	(7)	—

Net loss	$(4,021)	$(10,499)	$(2,641)

Loss per common share (note 17)
Net loss — basic and diluted	$(0.22)	$(0.58)	$(0.27)

Weighted average number of common shares outstanding:
— basic	18,333,810	17,964,332	9,764,486
— diluted	18,333,810	17,964,332	9,764,486

The accompanying notes are an integral part of these consolidated financial statements.

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NUCRYST Pharmaceuticals Corp.
Consolidated Cash Flow Statements

	Year Ended	Year Ended	Year Ended
	December 31	December 31	December 31
(thousands of U.S. dollars)	2007	2006	2005

Operating activities
Net loss	$(4,021)	$(10,499)	$(2,641)
Items not affecting cash
Depreciation and amortization	1,638	1,656	1,282
Stock-based compensation expense	1,121	496	—
Amortized lease inducement	(71)	—	—
Write down of capital assets	1,173	1,049	—
Foreign exchange loss	—	(356)	—
Cumulative effect of a change in accounting principle	—	7	—
Changes in non cash working capital
Accounts receivable	(7,009)	(606)	(2,000)
Inventories	4,001	(777)	(3,612)
Other	(13)	(212)	22
Accounts payable and accrued liabilities	668	(2,376)	1,191
Accounts payable and accrued liabilities to related party (note 12)	(177)	(969)	1,058
Accrued interest on indebtedness to related party (note 9)	—	—	2,589

Cash used in operating activities	(2,690)	(12,587)	(2,111)

Investing activities
Restricted cash	(5)	(5)	(2)
Purchase of short-term investments	—	(22,191)	—
Maturity of short-term investments	—	22,748	—
Capital expenditures	(1,920)	(4,978)	(3,784)
Intangible assets	(66)	(153)	(127)

Cash used in investing activities	(1,991)	(4,579)	(3,913)

Financing activities
Issuance of common shares, net of share issuance costs (note 10)	12	286	39,095
Deferred lease inducement	822	—	—
Net advances from related party (note 9)	—	—	1,662

Cash provided from financing activities	834	286	40,757

Effect of exchange rate changes on cash and cash equivalents	2,762	(95)	220

Net (decrease) increase in cash and cash equivalents	(1,085)	(16,975)	34,953
Cash and cash equivalents at beginning of year	18,926	35,901	948

Cash and cash equivalents at end of year	$17,841	$18,926	$35,901

Cash and cash equivalents is comprised of:
Cash	$7,563	$1,324	$2,071
Cash equivalents	$10,278	$17,602	$33,830

Supplemental disclosure of cash flow information:
Non-cash capital asset additions included in accounts payable and accrued liabilities at end of year	$458	$243	$590
Cash paid for interest	$—	$310	$1,699
Cash paid for income taxes	$—	$72	$121
Deferred share issuance costs (accrued and not paid)	$—	$—	$925

The accompanying notes are an integral part of these consolidated financial statements.

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NUCRYST Pharmaceuticals Corp.
Consolidated Statements of Shareholders’ Equity

				Accumulated
			Additional	Other		Total	Total
	Common Shares		Paid-in	Comprehensive	Accumulated	Comprehensive	Shareholders’
(thousands of U.S. dollars, except share data)	Number	Stated Amount	Capital	Income (Loss)	Deficit	Loss	Equity

December 31, 2004	9,727,500	$3,534	$—	$(4,180)	$(20,938)		$(21,584)

Issuance of common share	4,500,000	39,095	—	—	—	$—	39,095
Foreign currency translation adjustments	—	—	—	(1,101)	—	(1,101)	(1,101)
Net loss	—	—	—	—	(2,641)	(2,641)	(2,641)

December 31, 2005	14,227,500	42,629	—	(5,281)	(23,579)	(3,742)	13,769

Issuance of common shares upon conversion of indebtedness to related party (note 9	3,964,200	39,642	—	—	—	—	39,642
Issuance of common shares in connection with restricted shares and exercises of stock options and share appreciation rights	117,913	401	—	—	—	—	401
Stock-based compensation	—	—	482	—	—	—	482
Foreign currency translation adjustments	—	—	—	(209)	—	(209)	(209)
Net loss	—	—	—	—	(10,499)	(10,499)	(10,499)

December 31, 2006	18,309,613	82,672	482	(5,490)	(34,078)	(10,708)	43,586

Issuance of common shares in connection with restricted shares and exercises of stock options	57,950	104	—	—	—	—	104
Stock-based compensation	—	—	1,029	—	—	—	1,029
Foreign currency translation adjustments	—	—	—	6,047	—	6,047	6,047
Net loss	—	—	—	—	(4,021)	(4,021)	(4,021)

December 31, 2007	18,367,563	$82,776	$1,511	$557	$(38,099)	$2,026	$46,745

The accompanying notes are an integral part of these consolidated financial statements.

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